EXHIBIT 99.1
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N E W S   R E L E A S E
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                                     For:          Duane Reade Inc.
                                     Approved By:  John Henry
                                                   (212) 273-5746
                                                   SVP - Chief Financial Officer
                                     Contact:      Cara O'Brien/Lila Sharifian
                                                   Press: Melissa Merrill
                                                   (212) 850-5600
                                                   Financial Dynamics

FOR IMMEDIATE RELEASE

  DUANE READE ANNOUNCES CHANGES IN CERTAIN ACCOUNTING PRACTICES AND SUSPENSION OF ITS OFFER TO EXCHANGE ITS UNREGISTERED SENIOR SECURED FLOATING RATE NOTES DUE
        2010 FOR REGISTERED SENIOR SECURED FLOATING RATE NOTES DUE 2010

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         New York, New York, March 7, 2005 -- Duane Reade, Inc. (the "Company")
announced today that, to reflect the changes in accounting practices described below, it will restate consolidated financial statements for (i) its predecessor company's 2000, 2001, 2002 and 2003 fiscal years, (ii) all of its predecessor company's 2003 fiscal quarters, (iii) its predecessor company's first two fiscal quarters of 2004, (iv) its predecessor company's periods from December 28, 2003 to July 30, 2004 and from June 27, 2004 to July 30, 2004, (v) its period from July 30, 2004 to September 25, 2004 and (vi) its third fiscal quarter of 2004. As a result, the Company also announced that it will suspend an offer to exchange (the "Exchange Offer") up to $160,000,000 aggregate principal amount of its outstanding unregistered Senior Secured Floating Rate Notes due 2010 (the "Notes") for up to a like aggregate principal amount of Senior Secured Floating Rate Notes due 2010, which have been registered under the Securities Act of 1933. The Company is currently in the process of finalizing the amounts of the appropriate restatements and will issue a further press release to disclose the restatements once such determinations are finalized.

EXPECTED RESTATEMENTS

         The Company will restate its financial statements to reflect one-time, non-cash rent expense adjustments. As has been the case for many companies within the retail and other industries, this action is being taken to conform the Company's lease accounting policies to FASB Technical Bulletin No. 85-3 (FTB 85-3).

         The Company, based on a review of its lease-related accounting methods, as well as discussions with its independent auditors and Audit Committee determined that its previous policy of commencing rent expense when a store opens (and not at the commencement of the lease), was inconsistent with FTB 85-3. For construction purposes, the Company often takes possession of leased properties prior to opening. The revised accounting policy will record rent expense commencing on the date of possession. The Company currently believes that the restatement will have the effect of changing previously reported net income and FIFO EBITDA, but, because the adjustments to lease rent expense are non-cash, the restatements will not have any impact upon historical or future adjusted FIFO EBITDA, cash flows or the timing of payments under the related leases.

          The Company will also restate reported sales and cost of sales to reflect revenues from re-sales of certain retail inventory on a gross basis rather than on a net basis as previously reported. These transactions have experienced significant growth over the last few years and this change reflects the need to conform our accounting practice to the provisions of EITF Issue 99-19. The Company currently believes that the impact of this change will be to increase sales and cost of sales by the same amount for each of the periods impacted, so this adjustment is expected to have no effect upon historical or future cash flows, gross profit, operating income, net income, FIFO EBITDA or adjusted FIFO EBITDA.

         The Company will file with the SEC a report on Form 8-K indicating that the financial statements reported in the Company's Form 10-Q for the period ended September 25, 2004 and its predecessor financial statements reported on Forms 10-Q for the periods ended June 26, 2004 and March 27, 2004 and Form 10-K/A for December 27, 2003 should no longer be relied upon. Restated Forms 10-Q for these periods and a Form 10-K for fiscal 2004 reflecting all prior year restatements are expected to be filed by March 25, 2005.


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SUSPENSION OF EXCHANGE OFFER

         As a result of the restatements described above, the Exchange Offer, initially scheduled to expire at 5:00 p.m., New York City time, on March 7, 2005, has been suspended until further notice. The Company expects to resume the Exchange Offer, subject to applicable SEC rules and regulations, after the Company has filed with the SEC its Form 10-K for the year ended December 25, 2004, with appropriate restatements and has updated the prospectus relating to the Exchange Offer.

         All outstanding unregistered Notes tendered to date shall be returned by U.S. Bank National Association, as exchange agent for the Exchange Offer, to tendering holders, and any Notes tendered into the Exchange Offer subsequently shall not be accepted until further notice.

         The outstanding Notes have not been registered under the Securities Act of 1933 and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

         This press release shall not constitute an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction. No offering of securities shall be made except by means of an appropriate prospectus.

         Founded in 1960, Duane Reade is the largest drug store chain in the metropolitan New York City area, offering a wide variety of prescription and over-the-counter drugs, health and beauty care items, cosmetics, greeting cards, photo supplies and photofinishing. As of December 25, 2004, the Company operated 255 stores. Duane Reade maintains a website at http://www.duanereade.com.

         EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS IN THIS RELEASE AND THE ACCOMPANYING DISCUSSION ON THE EARNINGS CONFERENCE CALL ARE FORWARD-LOOKING AND MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. IN ADDITION, THIS DOCUMENT MAY CONTAIN STATEMENTS, ESTIMATES OR PROJECTIONS THAT CONSTITUTE "FORWARD-LOOKING" STATEMENTS AS DEFINED UNDER U.S. FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, WHICH MAY CAUSE THE COMPANY'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED OR EXPECTED RESULTS. THOSE RISKS INCLUDE, AMONG OTHER THINGS, THE COMPETITIVE ENVIRONMENT IN THE DRUG STORE INDUSTRY IN GENERAL AND IN THE NEW YORK METROPOLITAN AREA, THE ABILITY TO OPEN AND OPERATE NEW STORES, THE CONTINUED EFFORTS BY PAYERS AND GOVERNMENT AGENCIES TO REDUCE PRESCRIPTION REIMBURSEMENT RATES AND PRESCRIPTION DRUG BENEFITS, THE STRENGTH OF THE ECONOMY IN GENERAL, THE ECONOMIC CONDITIONS IN THE NEW YORK GREATER METROPOLITAN AREA, CHANGES IN FEDERAL AND STATE LAWS AND REGULATIONS, INCLUDING THE POTENTIAL IMPACT OF CHANGES IN REGULATIONS SURROUNDING THE IMPORTATION OF PHARMACEUTICALS FROM FOREIGN COUNTRIES AND CHANGES IN LAWS GOVERNING MINIMUM WAGE REQUIREMENTS, THE CONTINUING IMPACT OF THE RESTRICTIONS ON SMOKING IN PUBLIC PLACES IN THE COMPANY'S MARKETS, CHANGES IN THE COMPANY'S OPERATING STRATEGY, CAPITAL EXPENDITURE PLANS OR DEVELOPMENT PLANS, THE COMPANY'S ABILITY TO ATTRACT, HIRE AND RETAIN QUALIFIED PHARMACY AND OTHER PERSONNEL, THE COMPANY'S SIGNIFICANT INDEBTEDNESS, LABOR DISTURBANCES, THE CONTINUED IMPACT OF, OR NEW OCCURRENCES OF, TERRORIST ATTACKS IN THE NEW YORK GREATER METROPOLITAN AREA AND ANY ACTIONS THAT MAY BE TAKEN IN RESPONSE, THE COMPANY'S ABILITY TO SUCCESSFULLY IMPLEMENT AND MANAGE NEW COMPUTER SYSTEMS AND TECHNOLOGIES, DEMOGRAPHIC CHANGES AND THE COMPANY'S ABILITY TO LIMIT FRAUD AND SHRINK. THOSE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN DUANE READE'S REPORTS FILED WITH THE SEC FROM TIME TO TIME, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K. YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY ARE MADE. EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY FEDERAL SECURITIES LAWS, WE DO NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS.



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